UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2006

First Potomac Realty Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-986-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2006, our operating partnership, First Potomac Realty Investment Limited Partnership, entered into an amended and restated $125 million unsecured revolving credit facility with Key Bank N.A., Wachovia Bank, N.A., Wells Fargo N.A., Bank of Montreal, PNC Bank, M&T Bank and Chevy Chase Bank, with Key Bank N.A. as Administrative Agent. The facility has a three-year term. We have the option to increase the facility by up to an additional $100 million. Borrowings under the facility will bear interest at LIBOR plus 120 to 160 basis points, depending upon the ratio of our total indebtedness to total asset value. Based on the terms of the facility, this ratio cannot exceed 65%. A copy of the revolving credit agreement establishing the terms of the revolving credit facility is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

On April 26, 2006, we issued a press release announcing that we entered into a $125 million unsecured credit facility with Key Bank N.A., Wachovia Bank, N.A., Wells Fargo Bank N.A., Bank of Montreal, PNC Bank, M&T Bank and Chevy Chase Bank, with Key Bank N.A. as Administrative Agent. A copy of the release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Amended and Restated Revolving Credit Agreement among First Potomac Realty Investment Limited Partnership and Key Bank N.A., Wachovia Bank, N.A., Wells Fargo Bank N.A., Bank of Montreal and Key Bank N.A. as Administrative Agent.

99.1 Press release announcing $125 million unsecured credit facility.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Potomac Realty Trust

April 28, 2006	By:	Joel F. Bonder

Name: Joel F. Bonder
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit Agreement among First Potomac Realty Investment Limited Partnership and Key Bank N.A., Wachovia Bank, N.A., Wells Fargo Bank N.A., Bank of Montreal and Key Bank N.A. as Administrative Agent
99.1	Press Release announcing a $125 million unsecured credit facility